UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 29, 2008

PROGRESSIVE GAMING

INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-22752	88-0218876
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

920 Pilot Road, P.O. Box 98686

Las Vegas, NV 89119

(Address of principal executive offices)

Registrant’s telephone number, including area code (702) 896-3890

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Effective August 29, 2008, Progressive Gaming International Corporation, a Nevada corporation (the “Company”), entered into (i) Amendment No. 2 to Note and Warrant Purchase Agreement (“Amendment No. 2 to Note and Warrant Purchase Agreement”) by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and International Game Technology, a Nevada corporation (“IGT”), that, among other things, amended that certain Note and Warrant Purchase Agreement dated August 4, 2008 (as amended to date, the “Purchase Agreement”) by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and IGT, and (ii) Amendment No. 2 to Credit Agreement (“Amendment No. 2 to Credit Agreement”) by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and Private Equity Management Group Financial Corporation, a California corporation (“PEM”), that, among other things, amended that certain Credit Agreement dated August 4, 2008 (as amended to date, the “Credit Agreement”) by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and PEM.

Pursuant to Amendment No. 2 to the Note and Warrant Purchase Agreement and Amendment No. 2 to Credit Agreement, the Company and IGT, and the Company and PEM, respectively, agreed to amend certain provisions of the Purchase Agreement and Credit Agreement relating to delivery of collateral security documents for the Company’s Australian subsidiary to allow the Company until September 30, 2008 to provide the required security documents. Amendment No. 2 to the Note and Warrant Purchase Agreement and Amendment No. 2 to the Credit Agreement are included as Exhibits 10.3 and 10.4 hereto, respectively, and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Note and Warrant Purchase Agreement dated as of August 4, 2008 by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and International Game Technology incorporated by reference to Exhibit 10.3 to the Company’s Current Report on 8-K filed on August 7, 2008.

10.2	Credit Agreement dated as of August 4, 2008, by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and Private Equity Management Group Financial Corporation incorporated by reference to Exhibit 10.1 to the Company’s Current Report on 8-K filed on August 7, 2008.

10.3	Amendment No. 1 to Note and Warrant Purchase Agreement dated as of August 14, 2008, by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and International Game Technology incorporated by reference to Exhibit 10.5 to the Company’s Current Report on 8-K filed on August 19, 2008.

10.4	Amendment No. 1 to Credit Agreement dated as of August 14, 2008, by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and Private Equity Management Group Financial Corporation incorporated by reference to Exhibit 10.2 to the Company’s Current Report on 8-K filed on August 19, 2008.

10.5	Amendment No. 2 to Note and Warrant Purchase Agreement dated August 29, 2008 by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and International Game Technology.

10.6	Amendment No. 2 to Credit Agreement dated August 29, 2008 by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and Private Equity Management Group Financial Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGRESSIVE GAMING INTERNATIONAL CORPORATION

Date: September 4, 2008	/s/ Heather A. Rollo
Heather A. Rollo Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Note and Warrant Purchase Agreement dated as of August 4, 2008 by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and International Game Technology incorporated by reference to Exhibit 10.3 to the Company’s Current Report on 8-K filed on August 7, 2008.

10.2	Credit Agreement dated as of August 4, 2008, by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and Private Equity Management Group Financial Corporation incorporated by reference to Exhibit 10.1 to the Company’s Current Report on 8-K filed on August 7, 2008.

10.3	Amendment No. 1 to Note and Warrant Purchase Agreement dated as of August 14, 2008, by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and International Game Technology incorporated by reference to Exhibit 10.5 to the Company’s Current Report on 8-K filed on August 19, 2008.

10.4	Amendment No. 1 to Credit Agreement dated as of August 14, 2008, by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and Private Equity Management Group Financial Corporation incorporated by reference to Exhibit 10.2 to the Company’s Current Report on 8-K filed on August 19, 2008.

10.5	Amendment No. 2 to Note and Warrant Purchase Agreement dated August 29, 2008 by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and International Game Technology.

10.6	Amendment No. 2 to Credit Agreement dated August 29, 2008 by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and Private Equity Management Group Financial Corporation.